Supplement to the
Fidelity® Trend Fund
March 1, 2018
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Daniel Kelley (lead portfolio manager) has managed the fund since January 2012.

Shilpa Mehra (co-manager) has managed the fund since August 2018.

It is expected that Ms. Mehra will assume solo portfolio manager responsibilities for the fund after a transition period of approximately six to twelve months and Mr. Kelley will no longer manage the fund at that time.

The following information replaces the biographical information found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Daniel Kelley is lead portfolio manager of the fund, which he has managed since January 2012. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Kelley has worked as an equity research analyst and portfolio manager.

Shilpa Mehra is co-manager of the fund, which she has managed since August 2018. She also manages other funds. Since joining Fidelity Investments in 2009, Ms. Mehra has worked as a research analyst and portfolio manager.

It is expected that Ms. Mehra will assume solo portfolio manager responsibilities for the fund after a transition period of approximately six to twelve months and Mr. Kelley will no longer manage the fund at that time.

TRE-18-01 1.717691.119	August 14, 2018